UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2008
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33744 (Commission File Number)	33-0909022 (IRS Employer Identification No.)

411 Landmark Drive Wilmington, NC 28412-6303 (Address of principal executive offices) (Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 2.02	Results of Operations and Financial Condition.
     On February 21, 2008, TranS1 Inc. (the “Company”) issued a press release to report its financial results for the quarter and year ended December 31, 2007. The release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.
     Also on February 21, 2008, following the issuance of the press release referred to above, the Company conducted a conference call to discuss its financial results for the quarter and year ended December 31, 2007. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by this reference.
     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated February 21, 2008.

99.2	Conference Call Transcript, dated February 21, 2008.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
February 26, 2008	By:	/s/ Michael Luetkemeyer
Michael Luetkemeyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 21, 2008.

99.2	Conference Call Transcript, dated February 21, 2008.